UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2013

Pandora Media, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35198	94-3352630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Webster Street, Suite 1650

Oakland, CA 94612

(Address of principal executive offices, including zip code)

(510) 451-4100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement.

On September 18, 2013, Pandora Media, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC as representatives of the several underwriters named in Schedule I thereto (the “Underwriters), and the selling stockholders listed on Schedule II thereto (the “Selling Stockholders”), relating to an underwritten public offering of 18,200,000 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), of which 13,000,000 shares are being sold by the Company and 5,200,000 shares are being sold by the Selling Stockholders. The offering price to the public is $25.00 per share, and the Underwriters have agreed to purchase the Shares from the Company and the Selling Stockholders pursuant to the Underwriting Agreement at a price of $24.125 per share. Under the terms of the Underwriting Agreement, the Company granted the Underwriters an option, exercisable for 30 days, to purchase up to an additional 2,730,000 shares of Common Stock.

The Shares will be issued pursuant to an automatic registration statement on Form S-3 (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on September 16, 2013, which became effective upon filing (File No. 333-191190), a registration statement on Form S-3 pursuant to Rule 462(b) under the Securities Act of 1933, as amended, filed with the SEC on September 18, 2013, which became effective upon filing (File No. 333-191247), and a related prospectus filed with the SEC on September 19, 2013. The closing of the offering and delivery of the Shares are expected to take place on September 24, 2013, subject to the satisfaction of customary closing conditions.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and is incorporated by reference in the Registration Statement. The description of the Underwriting Agreement in this report is a summary and is qualified in its entirety by the terms of the Underwriting Agreement.

Item 9.01    Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description

1.1

Underwriting Agreement, dated as of September 18, 2013, by and among the Company, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters listed on Schedule I attached thereto, and the Selling Stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PANDORA MEDIA, INC.

Dated: September 19, 2013	By:	/s/ Delida Costin
Delida Costin
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated as of September 18, 2013, by and among the Company, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters listed on Schedule I attached thereto, and the Selling Stockholders.